As filed with the Securities and Exchange Commission on July 31, 2007

Registration No. 333-144222

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 4

to

Form F-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

North American Energy Partners Inc.

(Exact name of registrant as specified in its charter)

Canada	1629	Not Applicable
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Zone 3, Acheson Industrial Area 2-53016 Highway 60 Acheson, Alberta T7X 5A7 (780) 960-7171	Douglas A. Wilkes Zone 3, Acheson Industrial Area 2-53016 Highway 60 Acheson, Alberta T7X 5A7 (780) 960-7171
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)	(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Gary W. Orloff, Esq. Bracewell & Giuliani LLP 711 Louisiana Street, Suite 2300 Houston, Texas 77002-2770 Phone: (713) 221-1306 Fax: (713) 221-2166	Kris F. Heinzelman, Esq. Cravath, Swaine & Moore LLP Worldwide Plaza 825 Eighth Avenue New York, New York 10019-7475 Phone: (212) 474-1336 Fax: (212) 474-3700

Approximate date of commencement of proposed sale of the securities to the public:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering.  ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 4 to the Registration Statement on Form F-1 (File No. 333-144222) of North American Energy Partners Inc. is being filed solely to amend Item 8(a) of Part II thereof and to transmit certain exhibits thereto. This Amendment No. 4 does not modify any provision of the Prospectus constituting Part I or Items 6, 7, 8(b) or 9 of Part II of the Registration Statement. Accordingly, the Prospectus and those Items of Part II have not been included in this Amendment No. 4.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 8.	Exhibits and Financial Statement Schedules

(a)	Exhibits

Exhibit Number		Description
1.1*	—	Form of underwriting agreement.

3.1	—	Form of Articles of Amalgamation of North American Energy Partners Inc. (filed as Exhibit 3.3 to Amendment No. 3 to Registration Statement on Form F-1 (Registration No. 333-135943) (the “2006 Registration Statement”), filed on October 23, 2006 and incorporated herein by reference).

3.2	—	By-Law No. 2 of NACG Holdings Inc. (filed as Exhibit 3.4 to Amendment No. 4 to the 2006 Registration Statement, filed on November 3, 2006 and incorporated herein by reference).

4.1	—	Registration Rights Agreement, dated as of November 26, 2003, among NACG Holdings Inc. and the shareholders party thereto (filed as Exhibit 4.1 to the 2006 Registration Statement, filed on July 21, 2006 and incorporated herein by reference).

4.2	—	Form of Amended and Restated 2004 Share Option Plan (filed as Exhibit 4.2 to Amendment No. 3 to the 2006 Registration Statement, filed on October 23, 2006 and incorporated herein by reference).

4.3	—	Form of Letter Agreement between North American Energy Partners Inc. and its sponsors (filed as Exhibit 4.3 to Amendment No. 3 to the 2006 Registration Statement, filed on October 23, 2006 and incorporated herein by reference).

5.1**	—	Opinion of Borden Ladner Gervais LLP.

10.1	—	Second Amended and Restated Credit Agreement, dated as of June 7, 2007, among North American Energy Partners Inc., the lenders named therein and Canadian Imperial Bank of Commerce, as Administrative Agent (filed as Exhibit 4.1 to North American Energy Partners Inc.’s Annual Report on Form 20-F, filed on June 20, 2007 and incorporated herein by reference).

10.2	—	Form of Indemnity Agreement between NACG Holdings Inc., NACG Preferred Corp., North American Energy Partners Inc., North American Construction Group Inc. and their respective officers and directors (filed as Exhibit 10.3 to North American Energy Partners Inc.’s Registration Statement on Form F-4 (Registration No. 333-125610) and incorporated herein by reference).

10.3	—	Indenture, dated as of November 26, 2003, among North American Energy Partners Inc., the guarantors named therein and Wells Fargo Bank, N.A., as Trustee (filed as Exhibit 4.1 to North American Energy Partners Inc.’s registration statement on Form F-4 (Registration No. 333-111396) and incorporated herein by reference).

10.4	—	Employment Agreement with Rodney J. Ruston (filed as Exhibit 10.6 to Amendment No. 3 to the 2006 Registration Statement, filed on October 23, 2006 and incorporated herein by reference).

10.5	—	Employment Agreement with Robert G. Harris (filed as Exhibit 10.8 to Amendment No. 3 to the 2006 Registration Statement, filed on October 23, 2006 and incorporated herein by reference).

10.6	—	Employment Agreement with Christopher J. Hayman (filed as Exhibit 10.9 to Amendment No. 3 to the 2006 Registration Statement, filed on October 23, 2006 and incorporated herein by reference).

Exhibit Number		Description
10.7	—	Employment Agreement with William M. Koehn (filed as Exhibit 10.10 to Amendment No. 3 to the 2006 Registration Statement, filed on October 23, 2006 and incorporated herein by reference).

10.8	—	Employment Agreement with Miles W. Safranovich (filed as Exhibit 10.11 to Amendment No. 3 to the 2006 Registration Statement, filed on October 23, 2006 and incorporated herein by reference).

10.9	—	Employment Agreement with Douglas A. Wilkes (filed as Exhibit 10.19 to Amendment No. 3 to the 2006 Registration Statement, filed on October 23, 2006 and incorporated herein by reference).

10.10	—	Overburden Removal and Mining Services Contract, dated November 17, 2004, between Canadian Natural Resources Limited and Noramac Ventures Inc. (filed as Exhibit 10.12 to Amendment No. 6 to the 2006 Registration Statement, filed on November 17, 2006 and incorporated herein by reference).

10.11	—	Amended and Restated Joint Venture Agreement, dated September 30, 2004, among North American Construction Group Inc., Fort McKay Construction Ltd. and Noramac Ventures Ltd, including the assignment of contract from Noramac Ventures Ltd. to North American Construction Group Inc., dated February 27, 2006 (filed as Exhibit 10.13 to Amendment No. 1 to the 2006 Registration Statement, filed on September 8, 2006 and incorporated herein by reference).

10.12	—	Office Lease, as amended as of November 26, 2003, between Acheson Properties Ltd. and North American Construction Group Inc. (filed as Exhibit 10.14 to Amendment No. 1 to the 2006 Registration Statement, filed on September 8, 2006 and incorporated herein by reference).

10.13	—	Office Lease, dated as of March 15, 2003, between Acheson Properties Ltd. and North American Construction Group Inc. (filed as Exhibit 10.15 to Amendment No. 1 to the 2006 Registration Statement, filed on September 8, 2006 and incorporated herein by reference).

10.14	—	Office Lease, dated as of July 1, 2003, between Acheson Properties Ltd. and North American Construction Group Inc. (filed as Exhibit 10.16 to Amendment No. 1 to the 2006 Registration Statement, filed on September 8, 2006 and incorporated herein by reference).

21.1*	—	Subsidiaries of North American Energy Partners Inc.

23.1**	—	Consent of Borden Ladner Gervais LLP (included in their opinion filed as Exhibit 5.1).

23.2*	—	Consent of KPMG LLP.

24.1*	—	Powers of attorney.

*	Previously filed.
**	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this registration statement, or amendment thereto, to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Acheson, Alberta, Canada, on July 31, 2007.

NORTH AMERICAN ENERGY PARTNERS INC.

By:	/S/ DOUGLAS A. WILKES
Douglas A. Wilkes Vice President, Finance and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement, or amendment thereto, has been signed by the following persons in the capacities indicated on July 31, 2007.

Name	Title

/S/ RODNEY J. RUSTON Rodney J. Ruston	Director, President and Chief Executive Officer (Principal Executive Officer)

/S/ DOUGLAS A. WILKES Douglas A. Wilkes	Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)

* George R. Brokaw	Director

* John A. Brussa	Director

/S/ JOHN D. HAWKINS John D. Hawkins	Director and authorized representative in the United States

/S/ RONALD A. MCINTOSH Ronald A. McIntosh	Chairman

* William C. Oehmig	Director

* Richard D. Paterson	Director

* Allen R. Sello	Director

* Peter W. Tomsett	Director

* K. Rick Turner	Director

(Constituting all of the Board of Directors)

/S/ DOUGLAS A. WILKES *By:
Douglas A. Wilkes Attorney-in-fact for persons indicated

EXHIBIT INDEX

Exhibit Number		Description
1.1*	—	Form of underwriting agreement.

3.1	—	Form of Articles of Amalgamation of North American Energy Partners Inc. (filed as Exhibit 3.3 to Amendment No. 3 to Registration Statement on Form F-1 (Registration No. 333-135943) (the “2006 Registration Statement”), filed on October 23, 2006 and incorporated herein by reference).

3.2	—	By-Law No. 2 of NACG Holdings Inc. (filed as Exhibit 3.4 to Amendment No. 4 to the 2006 Registration Statement, filed on November 3, 2006 and incorporated herein by reference).

4.1	—	Registration Rights Agreement, dated as of November 26, 2003, among NACG Holdings Inc. and the shareholders party thereto (filed as Exhibit 4.1 to the 2006 Registration Statement, filed on July 21, 2006 and incorporated herein by reference).

4.2	—	Form of Amended and Restated 2004 Share Option Plan (filed as Exhibit 4.2 to Amendment No. 3 to the 2006 Registration Statement, filed on October 23, 2006 and incorporated herein by reference).

4.3	—	Form of Letter Agreement between North American Energy Partners Inc. and its sponsors (filed as Exhibit 4.3 to Amendment No. 3 to the 2006 Registration Statement, filed on October 23, 2006 and incorporated herein by reference).

5.1**	—	Opinion of Borden Ladner Gervais LLP.

10.1	—	Second Amended and Restated Credit Agreement, dated as of June 7, 2007, among North American Energy Partners Inc., the lenders named therein and Canadian Imperial Bank of Commerce, as Administrative Agent (filed as Exhibit 4.1 to North American Energy Partners Inc.’s Annual Report on Form 20-F, filed on June 20, 2007 and incorporated herein by reference).

10.2	—	Form of Indemnity Agreement between NACG Holdings Inc., NACG Preferred Corp., North American Energy Partners Inc., North American Construction Group Inc. and their respective officers and directors (filed as Exhibit 10.3 to North American Energy Partners Inc.’s Registration Statement on Form F-4 (Registration No. 333-125610) and incorporated herein by reference).

10.3	—	Indenture, dated as of November 26, 2003, among North American Energy Partners Inc., the guarantors named therein and Wells Fargo Bank, N.A., as Trustee (filed as Exhibit 4.1 to North American Energy Partners Inc.’s registration statement on Form F-4 (Registration No. 333-111396) and incorporated herein by reference).

10.4	—	Employment Agreement with Rodney J. Ruston (filed as Exhibit 10.6 to Amendment No. 3 to the 2006 Registration Statement, filed on October 23, 2006 and incorporated herein by reference).

10.5	—	Employment Agreement with Robert G. Harris (filed as Exhibit 10.8 to Amendment No. 3 to the 2006 Registration Statement, filed on October 23, 2006 and incorporated herein by reference).

10.6	—	Employment Agreement with Christopher J. Hayman (filed as Exhibit 10.9 to Amendment No. 3 to the 2006 Registration Statement, filed on October 23, 2006 and incorporated herein by reference).

10.7	—	Employment Agreement with William M. Koehn (filed as Exhibit 10.10 to Amendment No. 3 to the 2006 Registration Statement, filed on October 23, 2006 and incorporated herein by reference).

10.8	—	Employment Agreement with Miles W. Safranovich (filed as Exhibit 10.11 to Amendment No. 3 to the 2006 Registration Statement, filed on October 23, 2006 and incorporated herein by reference).

Exhibit Number		Description
10.9	—	Employment Agreement with Douglas A. Wilkes (filed as Exhibit 10.19 to Amendment No. 3 to the 2006 Registration Statement, filed on October 23, 2006 and incorporated herein by reference).

10.10	—	Overburden Removal and Mining Services Contract, dated November 17, 2004, between Canadian Natural Resources Limited and Noramac Ventures Inc. (filed as Exhibit 10.12 to Amendment No. 6 to the 2006 Registration Statement, filed on November 17, 2006 and incorporated herein by reference).

10.11	—	Amended and Restated Joint Venture Agreement, dated September 30, 2004, among North American Construction Group Inc., Fort McKay Construction Ltd. and Noramac Ventures Ltd., including the assignment of contract from Noramac Ventures Ltd. to North American Construction Group Inc., dated February 27, 2006. (filed as Exhibit 10.13 to Amendment No. 1 to the 2006 Registration Statement, filed on September 8, 2006 and incorporated herein by reference).

10.12	—	Office Lease, as amended as of November 26, 2003, between Acheson Properties Ltd. and North American Construction Group Inc. (filed as Exhibit 10.14 to Amendment No. 1 to the 2006 Registration Statement, filed on September 8, 2006 and incorporated herein by reference).

10.13	—	Office Lease, dated as of March 15, 2003, between Acheson Properties Ltd. and North American Construction Group Inc. (filed as Exhibit 10.15 to Amendment No. 1 to the 2006 Registration Statement, filed on September 8, 2006 and incorporated herein by reference).

10.14	—	Office Lease, dated as of July 1, 2003, between Acheson Properties Ltd. and North American Construction Group Inc. (filed as Exhibit 10.16 to Amendment No. 1 to the 2006 Registration Statement, filed on September 8, 2006 and incorporated herein by reference).

21.1*	—	Subsidiaries of North American Energy Partners Inc.

23.1**	—	Consent of Borden Ladner Gervais LLP (included in their opinion filed as Exhibit 5.1).

23.2*	—	Consent of KPMG LLP.

24.1*	—	Powers of attorney.

*	Previously filed.
**	Filed herewith.